UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

iM Dolan McEniry Corporate Bond Fund

Annual Report
December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.imglobalpartner.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-898-1041, sending an e-mail request to contact@imglobalpartner.com, or by enrolling at www.imglobalpartner.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund you can call 1-888-898-1041 or send an e-mail request to contact@imglobalpartner.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

iM Dolan McEniry Corporate Bond Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	6
Industry Allocation of Portfolio Assets	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Expense Example	25
Notice to Shareholders	27
Trustees and Officers	28
Approval of the Investment Advisory Agreement and Sub-Advisory Agreement	31
Notice of Privacy Policy and Practices	35

iM Dolan McEniry Corporate Bond Fund
Letter to Shareholders

Review of the year 2018

For the fiscal period ended December 31, 2018, there was a significant flight to quality in U.S. financial markets, most notably seen in the last quarter of 2018. Both equites and most mid to lower rated corporate bonds fell during the year, while U.S. Treasuries rallied in the fourth quarter and ended the year as one of the best performing asset classes for the entire year. The Federal Reserve continued its tightening policy, increasing the target Fed Funds rate 100 basis points during the year to a new range of 2.25%-2.50%.

In the overall bond market, corporate investment grade and high yield spreads widened so dramatically during the fourth quarter that they ended up as the theme for the entire year. The 10 year U.S. Treasury yield decreased significantly during the fourth quarter but increased during the year from 2.41% to 2.69%, the 5-year increased from 2.21% to 2.51% and the 2-year yield decreased from 1.89% to 2.49%. U.S. Treasuries continue to trade at rates well below average historical levels.

During the year, returns in the corporate bond market underperformed U.S. Government securities due to the spread widening mentioned above. According to Bloomberg Barclays’ data, during the year corporate investment grade bonds widened 60 basis points during the year to an average option adjusted spread (“OAS”) of +153 basis points. The OAS of the Bloomberg Barclays U.S. Corporate High Yield Index widened +183 basis points to +526 basis points at year end.

Portfolio Commentary

As the Fund was launched on September 28, 2018, we will only concentrate portfolio commentary on the fourth quarter 2018: for the quarter, the iM Dolan McEniry Corporate Bond Fund returned -0.77% and the Bloomberg Barclays U.S. Intermediate Corporate Index returned of +0.58%.

The Fund underperformed the Bloomberg Barclays U.S. Intermediate Corporate Index during a volatile “flight to quality” quarter. Highly rated investment grade credits outperformed investment grade and high yield credits, specifically those with lower credit ratings. The Fund’s Sub-Advisor, Dolan McEniry Capital Management, LLC (“Dolan McEniry”) does not typically invest in credits such as Apple and Microsoft and underperformed the benchmark as a result.  Despite the relative underperformance during the quarter, Dolan McEniry is very comfortable with the underlying financial performance of the credits held in the fund and believes we are well positioned going into 2019. We believe that credit quality remains strong and spreads and yields are at their highest levels in years.

The best performing issuers during the fiscal year were: RPM International Inc., Omnicom Group Inc., and Willis Tower Watson plc. The worst performing issuers during the fiscal year were: Western Digital Corp., CenturyLink Inc., and United Rentals, Inc.

iM Dolan McEniry Corporate Bond Fund

Performance and statistics of iM Dolan McEniry Corporate Bond Fund

	iM Dolan McEniry	Bloomberg Barclays	Bloomberg Barclays
	Corporate Bond	U.S. Intermediate	U.S. Aggregate
Performance	Fund	Corporate Index	Bond Index
Q4 2018	-0.77%	0.58%	1.64%
Year End 2018*	-0.77%	0.58%	1.64%
*Since inception 9/28/18

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Short term performance in particular, is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. Performance data current to the most recent month end may be obtained by calling 888.898.1041. The gross expense ratio of the Fund is 1.48%.

12/31/18 Stats^	iM Dolan McEniry	Bloomberg Barclays	Bloomberg Barclays
	Corporate Bond	U.S. Intermediate	U.S. Aggregate
	Fund	Corporate Index	Bond Index
Yield to Worst	4.83%	3.89%	3.28%
Yield to Maturity	4.84%	3.88%	3.28%
Effective Duration	4.33 years	4.20 years	5.87 years
Average Coupon	4.46%	3.54%	3.20%
^30 Day SEC Yield 4.54%

Outlook and Strategy

Despite the major headwinds encountered at the end of 2018, Dolan McEniry believes that the Fund is well-positioned to potentially provide reasonable absolute and relative returns going forward. Dolan McEniry’s core competence is credit analysis, and we focus on a company’s ability to generate sufficient cash flow to meet the company’s debt obligations.  Dolan McEniry applies qualitative diligence reviews of each company, taking into consideration pricing, liquidity, event risk, and duration as we continue to search for undervalued fixed income securities.

As indicated above, the Fund enjoys an attractive yield premium versus the benchmark. As of December 31, 2018, the Fund had a +94 basis points yield premium with a shorter duration, which we believe should allow the Fund to perform well versus the benchmark over time.

Must be preceded or accompanied by a prospectus.

It is not possible to invest directly in an index.

Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for complete holdings information.

iM Dolan McEniry Corporate Bond Fund

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments by the Fund in lower-rated securities presents a greater risk of loss of principal and interest than higher-rated securities. Foreign securities are subject to risks relating to political, social, economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

Bloomberg Barclays U.S. Aggregate Index: The Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency).

Bloomberg Barclays U.S. Intermediate Corporate Index: The Index is the intermediate component of the Bloomberg Barclays U.S. Corporate Bond Index which measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that have a maturity of greater than or equal to 1 year and less than 10 years.

An investment grade is a rating that indicates that the bond considered as such has a relatively low risk of default.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Duration is a commonly used measure of the potential sensitivity of the price of a debt security, or a portfolio of debt securities, to a change in interest rates. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Basis point (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points, and 0.01% = 1 basis point.

The yield spread shows the difference between the quoted rates of return between two different investment vehicles. These vehicles usually differ regarding credit quality.

The yield to worst (YTW) is the lowest potential yield that can be received on a bond without the issuer actually defaulting and is expressed as an annual rate. The YTW is calculated by making worst-case scenario assumptions on the issue by calculating the return that would be received if the issuer uses provisions, including prepayments, calls or sinking funds. This metric is used to evaluate the worst-case scenario for yield to help investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios.

Yield to maturity (YTM) is the total return anticipated on a bond if the bond is held until it matures. Yield to maturity is considered a long-term bond yield but it is expressed as an annual rate. In other words, it is the internal rate of return (IRR) of an investment in a bond if the investor holds the bond until maturity, with all payments made as scheduled and reinvested at the same rate.

Effective duration is a duration calculation for bonds that have embedded options. This measure of duration takes into account the fact that expected cash flows will fluctuate as interest rates change. Effective duration can be estimated using modified duration if a bond with embedded options behaves like an option-free bond.

Average coupon is a calculation of the total interest cost for a bond issue expressed as a percentage.  The average coupon is equal to the total interest payments of an issue divided by bond year dollars.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows, or more specifically, maximize long-term free cash flow.

The iM Dolan McEniry Corporate Bond Fund is distributed by Quasar Distributors, LLC.

iM Dolan McEniry Corporate Bond Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the iM Dolan McEniry Corporate Bond Fund – Institutional Shares,
Bloomberg Barclays U.S. Intermediate Corporate Index and the
Bloomberg Barclays U.S. Aggregate Bond Index

Total Return Period Ended December 31, 2018:

Since Inception
(9/28/2018)
iM Dolan McEniry Corporate Bond Fund – Institutional Shares(1)	(0.77)%
Bloomberg Barclays U.S. Intermediate Corporate Index	0.58%
Bloomberg Barclays U.S. Aggregate Bond Index	1.64%

Expense ratios*: Gross 1.48% (Institutional Shares); Net 0.70% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-898-1041.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through September 28, 2021. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

*	The expense ratios presented are from the most recent prospectus.
(1)	Fund commenced operations on September 28, 2018.

iM Dolan McEniry Corporate Bond Fund

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2018 (Unaudited)

Percentages represent market value as a percentage of net assets.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS
at December 31, 2018

	Par
CORPORATE BONDS – 93.5%	Value	Value
Basic Materials – 5.1%
RPM International, Inc.
3.450%, 11/15/2022	$61,000	$60,474
Steel Dynamics, Inc.
5.500%, 10/01/2024	46,000	45,655
		106,129
Communications – 19.6%
AT&T, Inc.
3.950%, 01/15/2025	61,000	59,753
CenturyLink, Inc.
7.500%, 04/01/2024	52,000	50,310
Discovery Communications LLC
3.800%, 03/13/2024	62,000	60,549
Expedia Group, Inc.
4.500%, 08/15/2024	60,000	60,144
Juniper Networks, Inc.
4.500%, 03/15/2024	60,000	60,511
Motorola Solutions, Inc.
3.750%, 05/15/2022	61,000	60,575
Omnicom Group, Inc.
3.600%, 04/15/2026	63,000	59,742
		411,584
Consumer, Cyclical – 13.6%
The Gap, Inc.
5.950%, 04/12/2021	60,000	61,296
Kohl’s Corp.
4.250%, 07/17/2025	60,000	59,316
L Brands, Inc.
5.625%, 10/15/2023	54,000	53,123
QVC, Inc.
4.450%, 02/15/2025	64,000	59,081
Sally Holdings LLC
5.625%, 12/01/2025	57,000	52,654
		285,470

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2018

	Par
CORPORATE BONDS – 93.5% (Continued)	Value	Value
Consumer, Non-cyclical – 22.0%
Campbell Soup Co.
3.650%, 03/15/2023	$62,000	$60,517
DaVita, Inc.
5.000%, 05/01/2025	57,000	51,941
Kraft Heinz Foods Co.
3.950%, 07/15/2025	62,000	60,113
Laboratory Corp. of America
3.250%, 09/01/2024	60,000	57,493
Reynolds American, Inc.
4.850%, 09/15/2023	58,000	58,752
Total Systems Services, Inc.
3.750%, 06/01/2023	61,000	60,561
United Rentals North America, Inc.
5.500%, 07/15/2025	54,000	51,030
Verisk Analytics, Inc.
4.125%, 09/12/2022	60,000	60,829
		461,236
Financial – 11.1%
American Tower Corp.
3.500%, 01/31/2023	61,000	60,002
Host Hotels & Resorts LP
4.750%, 03/01/2023	59,000	60,331
SBA Communications Corp.
4.875%, 09/01/2024	56,000	52,850
Willis North America, Inc.
3.600%, 05/15/2024	62,000	60,603
		233,786
Industrial – 11.1%
Allegion U.S. Holding Co., Inc.
3.200%, 10/01/2024	64,000	60,457
Carlisle Co’s, Inc.
3.500%, 12/01/2024	63,000	60,399
L3 Technologies, Inc.
4.950%, 02/15/2021	59,000	60,400

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2018

	Par
CORPORATE BONDS – 93.5% (Continued)	Value	Value
Industrial – 11.1% (Continued)
TransDigm Group, Inc.
6.500%, 07/15/2024	$54,000	$52,718
		233,974
Technology – 11.0%
CA, Inc.
3.600%, 08/15/2022	61,000	59,596
CDW LLC
5.000%, 09/01/2025	56,000	53,830
KLA-Tencor Corp.
4.650%, 11/01/2024	60,000	61,560
Western Digital Corp.
4.750%, 02/15/2026	63,000	54,888
		229,874
TOTAL CORPORATE BONDS
(Cost $1,996,889)		1,962,053

SHORT-TERM INVESTMENTS – 1.6%	Shares
Money Market Funds – 1.6%
First American Government Obligations
Fund – Class X, 2.36% (a)	34,432	34,432

TOTAL SHORT-TERM INVESTMENTS
(Cost $34,432)		34,432

TOTAL INVESTMENTS
(Cost $2,031,321) – 95.1%		1,996,485
Other Assets in Excess of Liabilities – 4.9%		102,613
TOTAL NET ASSETS – 100.0%		$2,099,098

Percentages are stated as a percent of net assets.
(a)	The rate shown represents the fund’s 7-day yield as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2018

Assets:
Investments, at value (cost of $2,031,321)	$1,996,485
Receivables:
Fund shares sold	59,950
Dividends and interest	26,150
Due from advisor	43,098
Prepaid expenses	20,254
Total assets	2,145,937

Liabilities:
Payables:
Administration and fund accounting fees	15,964
Reports to shareholders	2,521
Compliance expense	1,216
Custody fees	980
Trustee fees	2,395
Transfer agent fees and expenses	4,887
Other accrued expenses	18,876
Total liabilities	46,839

Net assets	$2,099,098

Net assets consist of:
Paid in capital	$2,133,934
Total accumulated deficit	(34,836)
Net assets	$2,099,098

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$2,099,098
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	213,554
Net asset value, offering price and redemption price per share	$9.83

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENT OF OPERATIONS
For the Period Ended December 31, 2018*

Investment income:
Interest	$22,589
Total investment income	22,589

Expenses:
Investment advisory fees (Note 4)	2,565
Administration and fund accounting fees (Note 4)	23,460
Transfer agent fees and expenses	8,440
Federal and state registration fees	6,398
Audit fees	15,000
Compliance expense	4,057
Legal fees	3,781
Reports to shareholders	2,521
Trustees’ fees and expenses	2,395
Custody fees	1,512
Other	1,386
Total expenses before reimbursement from advisor	71,515
Expense reimbursement from advisor (Note 4)	(67,925)
Net expenses	3,590
Net investment income	18,999

Realized and unrealized gain (loss):
Net change in unrealized gain (loss) on:
Investments	(34,836)
Net realized and unrealized loss	(34,836)
Net decrease in net assets resulting from operations	$(15,837)

*	The iM Dolan McEniry Corporate Bond Fund commenced operations on September 28, 2018.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31, 2018*
Operations:
Net investment income	$18,999
Net change in unrealized loss on investments	(34,836)
Net decrease in net assets resulting from operations	(15,837)

Distributions:
Distributable earnings	(19,249)
Total distributions	(19,249)

Capital Share Transactions:
Proceeds from shares sold	2,114,950
Proceeds from shares issued to holders in reinvestment of dividends	19,249
Cost of shares redeemed	(15)
Net increase in net assets from capital share transactions	2,134,184
Total increase in net assets	2,099,098

Net Assets:
Beginning of period	—
End of period	$2,099,098

Change in Shares Outstanding:
Shares sold	211,606
Shares issued to holders in reinvestment of dividends	1,949
Shares redeemed	(1)
Net increase in shares outstanding	213,554

*	The iM Dolan McEniry Corporate Bond Fund commenced operations on September 28, 2018.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Institutional Shares
	September 28, 2018*
	through
	December 31, 2018
Net Asset Value – Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.09
Net realized and unrealized loss on investments	(0.17)
Total from investment operations	(0.08)

Less Distributions:
Dividends from net investment income	(0.09)
Total distributions	(0.09)

Net Asset Value – End of Period	$9.83

Total Return	(0.77	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$2,099
Ratio of operating expenses to average net assets:
Before reimbursements	13.94	%+
After reimbursements	0.70	%+
Ratio of net investment income (loss) to average net assets:
Before reimbursements	(9.54	)%+
After reimbursements	3.70	%+
Portfolio turnover rate	0	%^

*	Commencement of operations for Institutional Shares.
+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2018

NOTE 1 – ORGANIZATION

The iM Dolan McEniry Corporate Bond Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust.  The Fund commenced operations on September 28, 2018, and currently only offers Institutional Shares.  iM Global Partner US LLC (the “Advisor”) serves as the investment advisor to the Fund.  Dolan McEniry Capital Management, LLC (the “Sub-Advisor”) serves as the sub-advisor to the Fund.  As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek total return, with a secondary investment objective of preserving capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized/accreted using the effective interest method.

The Fund distributes substantially all of its net investment income, if any, monthly, and net realized capital gains, if any, annually. Distributions from net realized

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Fund charges a 2% redemption fee to most shareholders who redeem shares held for 90 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the most recent fiscal period ended December 31, 2018, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Total Distributable Earnings	Capital Stock
250	(250)

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of December 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

H.
Recent Accounting Pronouncements and Rule Issuances: In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current reporting period have been modified accordingly.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities:  Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 2 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of December 31, 2018, was comprised of officers of the Trust as well as

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

an interested trustee of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, news events and significant events such as those described previously.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,962,053	$—	$1,962,053
Short-Term Investments	34,432	—	—	34,432
Total Investments in Securities	$34,432	$1,962,053	$—	$1,996,485

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal period ended December 31, 2018, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.  For the fiscal period ended December 31, 2018, the Fund incurred $2,565 in advisory fees.  The Advisor has hired Dolan McEniry Capital Management, LLC as a sub-advisor to the Fund.  The Advisor pays the Sub-Advisor fee for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amount of the average daily net assets for the Institutional Shares:

iM Dolan McEniry Corporate Bond Fund
Institutional Shares	0.70%

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

For the fiscal period ended December 31, 2018, the Advisor reduced its fees and absorbed Fund expenses in the amount of $67,925 for the Fund. The waivers and reimbursements will remain in effect through September 28, 2021 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

12/31/2021
$67,925

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the fiscal period ended December 31, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$23,460
Custody	$1,512
Transfer agency(a)	$6,049

(a) Does not include out-of-pocket expenses.

At December 31, 2018, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$15,964
Custody	$980
Transfer agency(a)	$4,046

(a) Does not include out-of-pocket expenses.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the fiscal period ended December 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
iM Dolan McEniry Corporate Bond Fund	$1,996,234	$ —

There were no purchases or sales of long-term U.S. Government securities.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2018, the Fund’s most recent fiscal period, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$2,031,321
Gross unrealized appreciation	2,201
Gross unrealized depreciation	(37,037)
Net unrealized depreciation	(34,836)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$(34,836)

As of December 31, 2018, the Fund’s most recent fiscal period, the Fund had no long-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during 2018 was as follows:

Fiscal Period Ended
December 31, 2018
Ordinary income	$19,249
Long-term capital gains	$—

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

Credit Risk:  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Fixed Income Securities Risk:  Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk:  Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.  Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Advisor’s and Sub-Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Market Risk:  Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.  The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

High-Yield Fixed Income Securities Risk:  The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.  Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Prepayment and Extension Risk:  In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield.  Rising interest rates could extend the life of securities with lower payment rates.  This is known as extension risk and may increase the Fund’s sensitivity to rising interest rates and its potential for price declines.

U.S. Government and U.S. Agency Obligations Risk:  Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support.  Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law.  Guarantees of timely payment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, Pershing LLC held 47% of the outstanding Institutional Shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Pershing LLC are also owned beneficially. As of December 31, 2018, Roger S. McEniry owned 47% of the outstanding Institutional Shares of the Fund.

iM Dolan McEniry Corporate Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of iM Dolan McEniry Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iM Dolan McEniry Corporate Bond Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for the period September 28, 2018 (commencement of operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 28, 2018 through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
February 28, 2019

iM Dolan McEniry Corporate Bond Fund

EXPENSE EXAMPLE
December 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 28, 2018 to December 31, 2018 for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iM Dolan McEniry Corporate Bond Fund

EXPENSE EXAMPLE (Continued)
December 31, 2018 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/28/2018(1)	12/31/2018	9/28/2018-12/31/2018
Actual
Institutional Shares	$1,000.00	$ 992.30	$1.76(2)

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,021.32	$3.51(3)

(1)	Inception date of the Fund.
(2)	Expenses are equal to the Institutional Shares’ annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period).
(3)	Expenses are equal to the Institutional Shares’ annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

iM Dolan McEniry Corporate Bond Fund

NOTICE TO SHAREHOLDERS
at December 31, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-1041 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-898-1041.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-888-898-1041.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-1041 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

iM Dolan McEniry Corporate Bond Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

INTERESTED TRUSTEE

James R. Schoenike(2)	Trustee and	Distribution consultant since	8	None
(Born 1959)	Chairman	2018; President and CEO, Board
	since July 2016	of Managers, Quasar Distributors,
LLC (2013-2018).

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and	Senior Portfolio Manager,	8	None
(Born 1962)	Audit	Affinity Investment Advisors,
	Committee	LLC, since 2017; Managing
	Chairman,	Director of Kohala Capital
	since April 2015	Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee	Managing Director, Carne	8	Director,
(Born 1962)	since July 2016	Global Financial Services (US)		Guestlogix Inc.
	and Lead	LLC, since 2013.		(a provider of
	Independent			ancillary-focused
	Trustee			technology to the
	since May 2017			travel industry)
(2015-2016);
Trustee, XAI
Octagon Floating
Rate &
Alternative
Income Term
Trust, since 2017.

iM Dolan McEniry Corporate Bond Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

Lawrence T.	Trustee	Senior Vice President and Chief	8	None
Greenberg	since July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Manager, Motley Fool Wealth
Management, LLC, since 2013;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel, Motley Fool
Asset Management, LLC,
(2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	USBFS, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, USBFS, since 2005
since July 1, 2016

Nathan R. Bentley, CPA(1)	Assistant Treasurer,	Officer, Compliance and Administration,
(Born 1983)	since July 1, 2016	USBFS, since 2012

iM Dolan McEniry Corporate Bond Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant, since 2010
(Born 1955)	Officer and Anti-Money
Laundering Compliance
Officer, since July 1, 2016

Rachel A. Spearo(1)	Secretary,	Vice President, Compliance and Administration,
(Born 1979)	since October 31, 2016	USBFS, since 2004

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-1041.

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT

The Board of Trustees (the “Board” or “Trustees”) of Manager Directed Portfolios (the “Trust”) met on August 14, 2018 to consider the initial approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the iM Dolan Corporate Bond Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, iM Global Partner US LLC (“iM Global”), and the Sub Advisory Agreement (the “Sub-Advisory Agreement”) between iM Global and the Fund’s sub adviser, iM Dolan McEniry Capital Management LLC (“Dolan McEniry”). Prior to the meeting on August 14, 2018, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement and the Sub Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Advisory Agreement and Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Board’s fiduciary obligations and the factors the Board should consider in considering the approval of the Advisory Agreement and the Sub-Advisory Agreement, detailed comparative information relating to the performance of the Fund, as well as the management fee and other expenses of the Fund, due diligence materials relating to iM Global and Dolan McEniry, including the current Form ADV for iM Global and Dolan McEniry, and other pertinent information. Based on their evaluation of the information provided by iM Global and Dolan McEniry, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Advisory Agreement and Sub-Advisory Agreement, each for an initial two-year term. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement.

1.	NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services that would be provided by iM Global and Dolan McEniry to the Corporate Bond Fund and the amount of time to be devoted by iM Global’s and Dolan McEniry’s staff to the Corporate Bond Fund’s operations. The Trustees considered the specific responsibilities of iM Global and Dolan McEniry in all aspects of day-to-day management of the Corporate Bond Fund, as well as the qualifications, experience and responsibilities of key personnel at iM Global and Dolan McEniry who would be involved in the day-to-day activities of the Corporate Bond Fund, including Messrs. Dolan, McEniry, Schubert, Degen and Voelker, who would serve as the portfolio managers of the Corporate Bond Fund. The Trustees noted iM Global was a start-up firm, and had no performance track record or other accounts under management. The Board also considered compliance support services to be provided by an industry consultant.

The Trustees considered the performance of a composite of accounts managed by Dolan McEniry with investment objective and strategies substantially similar to that which

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Continued)

would be applied to the Corporate Bond Fund. The Trustees reviewed the information provided by iM Global and Dolan McEniry in response to the due diligence questionnaire and other information provided by iM Global and Dolan McEniry, all of which was included in the Meeting materials. The Trustees also noted any services that extended beyond portfolio management, and considered the overall capability of iM Global and Dolan McEniry to manage the Fund’s assets. The Trustees reviewed each firms’ Form ADV. The Trustees, in consultation with counsel to the Independent Trustees and the Trust’s CCO, reviewed the compliance programs maintained by iM Global and Dolan McEniry, including each firm’s code of ethics, and received an affirmation from the Trust’s CCO that each compliance program was compliant with Rule 206(4)-7(a) promulgated under the Advisers Act. The Trustees concluded that iM Global and Dolan McEniry had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to performing their duties under the iM Global Advisory Agreement and the Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of the management services to be provided by iM Global and Dolan McEniry to the Corporate Bond Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE ADVISER AND THE SUB-ADVISER

In assessing the management services to be provided by iM Global and Dolan McEniry, the Trustees reviewed the investment management experience of iM Global in determining guidelines for the Corporate Bond Fund’s investment portfolios and providing general oversight of Dolan McEniry, and the portfolio management experience of Messrs. Dolan, McEniry, Schubert, Degen and Voelker, who would serve as the portfolio managers of the Corporate Bond Fund. As part of their review, the Trustees noted iM Global was a start-up firm, and had no performance or operating history. With regard to Dolan McEniry, the Trustees reviewed the performance of a composite of other core plus bond accounts managed by Dolan McEniry with strategies similar to the investment strategy of the Corporate Bond Fund. The Trustees noted the Dolan McEniry composite had outperformed the Bloomberg Barclays US Aggregate Index and the Bloomberg Barclays US Intermediate Corporate Index for the one-year, five year, ten year and since inception periods ended December 31, 2017.

The Trustees concluded the performance obtained by Dolan McEniry for accounts managed using strategies similar to the Corporate Bond Fund was satisfactory. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Corporate Bond Fund and its shareholders were likely to benefit from iM Global’s advisory services and Dolan McEniry’s portfolio management services.

3.	COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER AND SUB-ADVISER

The Trustees considered the cost of services and the proposed management fees to be paid to iM Global by the Corporate Bond Fund, including a review of the expense

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Continued)

analyses and other pertinent material with respect to the Corporate Bond Fund. The Trustees considered the cost structure of the Corporate Bond Fund relative to a peer group of U.S. corporate bond funds with assets in the $5-$100 million range, as compiled by Morningstar (the “Morningstar Peer Group”). In reviewing the Corporate Bond Fund’s proposed advisory fees and total expense structures, the Trustees took into account the Fund’s sub-advised structure, noting iM Global would pay Dolan McEniry’s sub-advisory fees for the Fund out of its own management fees, and that the Corporate Bond Fund would not be directly responsible for payment of any sub-advisory fees.

The Trustees considered iM Global’s financial condition. The Trustees also examined the level of profits anticipated from the fees payable under the iM Global Advisory Agreement, noting iM Global did not anticipate the Corporate Bond Fund to be profitable to iM Global in its first year of operation. These considerations were based on materials requested by the Trustees and the Trust’s administrator specifically for the Meeting, as well as the presentations made by the iM Global during the Meeting.

The Trustees considered data relating to the cost structure of the Corporate Bond Fund relative to its Morningstar Peer Group, which had been included in the Meeting materials. The Board considered the Corporate Bond Fund’s proposed management fee of 0.50% of the average annual net assets of the Fund, noting the fee fell at the top of the fourth quartile for the Morningstar Peer Group, above the Morningstar Peer Group average fee of 0.42%, which fell into the second quartile. The Board also noted that iM Global proposed to contractually waive its management fees and/or reimburse the Corporate Bond Fund’s expenses to ensure that the Fund’s total annual operating expenses do not exceed 0.70% of the average annual net assets of the Fund for at least the first three years of the Fund’s operation. The Trustees noted the Corporate Bond Fund’s net expense ratio of 0.70%, exclusive of Rule 12b-1 fees for the Advisor Shares, fell within the third quartile, above the Morningstar Peer Group average of 0.65%, which fell within the second quartile. The Trustees noted that the Corporate Bond Fund was iM Global’s only client, and therefore there were no relevant comparisons to fees paid by other comparable accounts.

The Trustees concluded the Corporate Bond Fund’s expenses and the management fees to be paid to iM Global under the iM Global Advisory Agreement were fair and reasonable in light of the comparative expense and management fee information. The Trustees further concluded, based on the pro forma profitability analysis prepared by iM Global, that while iM Global did not expect to realize significant profits in connection with its management of the Corporate Bond Fund during its initial year of operation, iM Global had sufficient financial resources to support its services to the Corporate Bond Fund, despite anticipated subsidies necessary to support certain of the Fund’s operations.

The Trustees reviewed and considered the sub-advisory fees to be payable by iM Global to Dolan McEniry under the iM Global Sub-Advisory Agreement. The Trustees noted iM Global had confirmed to the Trustees that the sub-advisory fees payable under the iM Global Sub-Advisory Agreement were reasonable in light of the quality of the services to

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Continued)

be performed by Dolan McEniry. Since the sub-advisory fees are paid by iM Global, the overall advisory fee paid by the Corporate Bond Fund would not be directly affected by the sub-advisory fees paid to Dolan McEniry. Consequently, the Trustees did not consider the costs of services provided by Dolan McEniry or the profitability of Dolan McEniry’s relationship with the Corporate Bond Fund to be material factors for consideration given that Dolan McEniry is not affiliated with iM Global and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to Dolan McEniry by iM Global were reasonable in light of the services to be provided by Dolan McEniry.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Corporate Bond Fund’s proposed expenses relative to the Morningstar Peer Group and discussed potential economies of scale. The Trustees also reviewed the structure of the Corporate Bond Fund’s management fees and whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale would be shared with shareholders). The Trustees noted that the Corporate Bond Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, and that the possibility of incorporating breakpoints could be reviewed in the future should assets grow significantly. The Trustees concluded that the proposed fee structure was reasonable.

Since the sub-advisory fees payable to Dolan McEniry would not paid by the Corporate Bond Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Corporate Bond Fund’s assets increase.

5.	BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by iM Global and Dolan McEniry from each firm’s association with the Corporate Bond Fund. Based on the information presented, the Trustees did not consider any ancillary benefits to iM Global from serving as adviser to the Corporate Bond Fund to be relevant factors. The Board noted that Dolan McEniry expected to benefit from soft dollars as the Fund grows but believed such benefits to Dolan McEniry as sub adviser to the Corporate Bond Fund were appropriate.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement and Sub-Advisory Agreement, each for an initial two year term as being in the best interests of the Fund and its shareholders.

iM Dolan McEniry Corporate Bond Fund

NOTICE OF PRIVACY POLICY AND PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-898-1041.

Investment Advisor
iM Global Partner US LLC
300 Barr Harbor Drive, Suite 720
Conshohocken, PA  19428

Investment Sub-Advisor
Dolan McEniry Capital Management, LLC
120 North LaSalle Street, Suite 1510
Chicago, IL  60602

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
1-888-898-1041

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA  19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$12,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	N/A
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*   /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date  3/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date  3/6/2019

By (Signature and Title)*   /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
Principal Financial Officer

Date  3/6/2019

* Print the name and title of each signing officer under his or her signature.